UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment Number One

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 20, 2026 (Earliest Event Date requiring this Report: May 18, 2026)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28831	84-1047159
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Number 144-V, 10 Fairway Drive Suite 100

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC”.

Explanatory Note:

This Current Report on Form 8-K/A Amendment Number One (“Amendment”) amends the Current Report on Form 8-K, dated May 15, 2026 and filed with the Commission on May 15, 2026, (“Initial Form 8-K”) to report a modification of the Letter of Intent, dated May 14, 2026, (“LOI”) between Capstone Companies, Inc. (“Company”) and eBliss Global, Inc., which modification is described in Item 1.01 of this Amendment and which LOI is filed as Exhibit 10.1 to the Initial Form 8-K. This Amendment also reports and files a copy of a corrected version of the May 18, 2026 press release issued by the Company to announce the LOI.

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Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2026, Capstone Companies, Inc. (“Company”) and eBliss Global, Inc., a private, early stage Delaware corporation, (“eBliss”) agreed to extend the “superior proposal” provision in the Lump Sum Payment Promissory Note, dated March 3, 2026 and issued to eBliss by the Company, (“Note”) to the ‘no shop’ provision in the Letter of Intent, dated May 14, 2026, between the Company and eBliss. (“LOI”). The Note is filed as Exhibit 10.1 to the Current Report on Form 8-K, dated March 3, 2026 and filed by the Company with the Commission on March 5, 2026.

Item 7.01 Regulatory FD Disclosure.

On May 18, 2026, the Company issued a press release announcing the LOI. The press release, as issued on May 18, 2026, inadvertently deleted a number for the expiration date of the ‘no shop’ provision, which correct date is July 31, 2026, not July 1, 2026. The corrected and reissued press release, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein, corrects the end date of the ‘no shop’ provision, corrects the annual period referenced in “Background” of the press release to 2026 and includes a reference to the superior proposal provision described in Item 1.01 above.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

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Item 9.01. Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Corrected Reissue of: Press Release, dated May 18, 2026, issued by Capstone Companies, Inc. (“Company”) and regarding the May 14, 2026 Letter of Intent between the Company and eBliss Global, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By:	/s/ Stewart Wallach
	Stewart Wallach, Chairman of the Board of Directors	Date: May 20, 2026

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Corrected Reissue of Press Release, dated May 18, 2026, issued by Capstone Companies, Inc. (“Company”) and regarding the May 14, 2026 Letter of Intent between the Company and eBliss Global, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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